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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 30, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                       GLOBAL VILLAGE COMMUNICATION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            DELAWARE                        000-23260                       94-3095680
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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                             1144 EAST ARQUES AVENUE
                               SUNNYVALE, CA 94086
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 523-1000

                 FORMER NAME OR FORMER ADDRESS, IF CHANGED: N/A


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ITEM 5. OTHER EVENTS

On March 31, 1998, Global Village Communication, Inc. issued two press releases which are attached hereto as exhibits.

Exhibit 5.1 Press Release -- Boca Research to Acquire Global Village Modem
            Business

Exhibit 5.2 Press Release -- Global Village Unveils New Corporate Strategy For
            Small and Medium Size Office Networking Market; Sells Modem Business to Boca Research




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 1, 1998                    GLOBAL VILLAGE COMMUNICATION, INC.


                                        By: /s/ Neil Selvin
                                            ------------------------------------
                                        Neil Selvin
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)




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                                  EXHIBIT INDEX
                                                                    Sequentially
                                                                      Numbered
Document                                                                Page
--------                                                            ------------
5.1       Press Release -- Boca Research to Acquire Global Village        6
          Modem Business

5.2       Press Release -- Global Village Unveils New Corporate          10
          Strategy For Small and Medium Size Office Networking
          Market; Sells Modem Business to Boca Research